Exhibit 99.2

PeriShip, LLC

Unaudited Financial Statements

As of and For the Three Months Ended March 31, 2022 and 2021

PeriShip, LLC

PeriShip, LLC

Balance Sheets

In thousands

	As of
	March 31, 2022	December 31, 2021
ASSETS	(Unaudited)

CURRENT ASSETS
Cash and cash equivalents	$274	$1,035
Accounts Receivable	1,729	2,110
Related party receivables	95	90
Unbilled revenue and other current assets	617	1,176
TOTAL CURRENT ASSETS	2,715	4,411

PROPERTY AND EQUIPMENT

Furniture, fixtures & equipment, net	$19	$20
Leasehold improvements, net	174	176

TOTAL ASSETS	$2,908	$4,607

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
Accounts payable and other accrued expenses	1,276	2,799
Accrued payroll	73	25
Line of credit	285	260
TOTAL CURRENT LIABILITIES	1,634	3,084

TOTAL LIABILITIES	$1,634	$3,084

MEMBERS' EQUITY

Retained earnings	1,274	1,523

MEMBERS' EQUITY	1,274	1,523

TOTAL LIABILITIES AND MEMBERS' EQUITY	$2,908	$4,607

The accompanying notes are an integral part of these unaudited financial statements.

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PeriShip, LLC

Statements of Operations

In thousands

(Unaudited)

	Three months ended
	March 31, 2022	March 31, 2021

REVENUE, NET	$4,975	$7,078
COST OF REVENUE	3,117	5,043
GROSS PROFIT	1,858	2,035

OPERATING EXPENSES
General and administrative	$1,488	$1,639
Sales and marketing	129	135
Total operating expenses	1,617	1,774

INCOME BEFORE PROVISION FOR INCOME TAXES	$241	$261
Income tax expense	(16)	(39)
NET INCOME	$225	$222

The accompanying notes are an integral part of these unaudited financial statements.

F-2

PeriShip, LLC

Statements of Cash Flows

In thousands

(Unaudited)

	Three Months Ended
	March 31, 2022	March 31, 2021
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$225	$222
Adjustments to reconcile net income to net cash provided by
operating activities:
Depreciation	4	4
Changes in operating assets and liabilities:
Accounts Receivable	381	2,805
Related party receivables	(5)	(6)
Unbilled revenue and other current assets	559	371
Accounts payable and accrued expenses	(1,476)	(2,159)
Net cash (used in) provided by operating activities	(312)	1,237

CASH FLOWS FROM FINANCING ACTIVITIES
Member distributions, net	(474)	(1,069)
Proceeds from line of credit	100	300
Repayment of line of credit	(75)	(59)
Net cash (used in) provided by financing activities	(449)	(828)

NET (DECREASE) /INCREASE IN CASH AND
CASH EQUIVALENTS	(761)	409
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	1,035	261

CASH AND CASH EQUIVALENTS - END OF PERIOD	$274	$670

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for:
Interest	$-	$-
Income taxes	$60	$39

The accompanying notes are an integral part of these unaudited financial statements.

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PeriShip, LLC

Statements of Members' Equity

In thousands

(Unaudited)

	Retained
	Earnings	Total

Balance at December 31, 2020	$472	$472

Distributions, net	(1,069)	(1,069)

Net Income	222	222

Balance at March 31, 2021	$(375)	$(375)

Balance at December 31, 2021	$1,523	$1,523

Distributions, net	(474)	(474)

Net Income	225	225

Balance at March 31, 2022	$1,274	$1,274

The accompanying notes are an integral part of these unaudited financial statements.

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PeriShip, LLC

Notes to Financial Statements

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of the Business

PeriShip, LLC (“PeriShip,” or the “Company”) is a value-added service provider for time and temperature sensitive parcel management.  PeriShip provides shipping and logistics services utilizing its proprietary predictive analytics software and supporting call center services.  Using its proprietary IT platform, the Company provides real-time information and analysis to mitigate supply chain flow interruption, delivering last-mile resolution for key markets, including the perishable healthcare and food industries.

Basis of Presentation

The unaudited financial statements were prepared by PeriShip, LLC, pursuant to the rules and regulations of the Securities Exchange Commission ("SEC"). The information furnished herein reflects all adjustments (consisting of normal recurring accruals and adjustments) which are, in the opinion of management, necessary to fairly present the operating results for the respective periods. Certain information and footnote disclosures normally present in annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") were omitted pursuant to such rules and regulations. These financial statements should be read in conjunction with the audited financial statements and footnotes included within the 8K/A. The results for the three months ended March 31, 2022, are not necessarily indicative of the results to be expected for the year ending December 31, 2022

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Fair Value of Financial Instruments

The Company’s financial instruments consist of accounts receivable, accounts payable, accrued expenses, and line of credit. The carrying value of accounts receivable, accounts payable, accrued expenses and a line of credit, approximate their fair value because of their short maturities.

The Company follows FASB ASC 820, “Fair Value Measurements and Disclosures,” and applies it to all assets and liabilities that are being measured and reported on a fair value basis. The statement requires that assets and liabilities carried at fair value will be classified and disclosed in one of the following three categories:

Level 1: Quoted market prices in active markets for identical assets or liabilities

Level 2: Observable market-based inputs or unobservable inputs that are corroborated by market data

Level 3: Unobservable inputs that are not corroborated by market data

The level in the fair value within which a fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. As of March 31, 2022 and December 31 2021, the Company has no financial assets or liabilities that are required to be fair valued on a recurring basis.

Revenue Recognition

The Company accounts for revenues according to Accounting Standards Codification (“ASC”) Topic 606, “Revenue from Contracts with Customers” which establishes principles for reporting information about the nature, amount, timing and uncertainty of revenue and cash flows arising from the entity's contracts to provide goods or services to customers.

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The Company applies the following five steps in order to determine the appropriate amount of revenue to be recognized as it fulfills its obligations under each of its agreements:

•	identify the contract with a customer;
•	identify the performance obligations in the contract;
•	determine the transaction price;
•	allocate the transaction price to performance obligations in the contract; and
•	recognize revenue as the performance obligation is satisfied.

During the three months ended March 31, 2022 and 2021, the Company’s revenues primarily consisted of its two service lines, premium and proactive services. Premium services are a value-added service for the Company’s strategic transportation partner, specializing in the pharmaceutical and the healthcare space. The Company’s proactive services are performed for end user customers and include usage of the Company’s web-based proprietary software technology-led solutions and client-centric service team for support throughout the delivery of a package in addition to customer service post delivery.

The Company partners with a third-party carrier for execution of the delivery of shipments. The Company evaluates under ASC 606 in determining if it is the principal or the agent in executing its performance obligations. The Company determined it acts as the principal for its transportation services performance obligation since it is in control of establishing the prices for the specified services, manages all aspects of the shipments process and assumes risk in the loss of delivery through non-collection of revenues. Such transportation services revenue is presented on a gross basis in the Statements of Operations.

Cash and Cash Equivalents

For purposes of reporting cash flows, the Company considers all cash accounts, which are not subject to withdrawal restrictions or penalties, and certificates of deposit and commercial paper with original maturities of 90 days or less to be cash or cash equivalents.

Accounts Receivable

Accounts receivable consists of outstanding amounts due from the performance of our services. Accounts receivable are written off when they are determined to be uncollectible and recorded as bad debt expense included in General and administrative expenses in the accompanying Statements of Operations. The Company did not record bad debt expense for three months ended March 31, 2022 and 2021, respectively.

Concentration of Credit Risk Involving Cash and Cash Equivalents

The Company’s cash and cash equivalents are held at one financial institution. At times, the Company’s deposits may exceed Federal Deposit Insurance Corporation (FDIC) coverage limits. The Company has not experienced any losses from maintaining cash accounts in excess of federally insured limits.

Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation. Replacements and major improvements are capitalized; maintenance and repairs are charged to expense as incurred.

Depreciation is calculated using the straight-line method over the estimated useful lives of the related assets. Furniture, Fixtures and Equipment have a useful life between five and seven years. Leasehold Improvements are depreciated over the lower of the asset's estimated useful life or the lease term.

Income Taxes

The Company has elected under the Internal Revenue Code and related state provisions to be an S-Corporation. In lieu of corporate income taxes, the stockholders of an S-Corporation are taxed at their proportionate share of the Company’s taxable income. Therefore, no provision or liability for Federal income taxes has been included in the financial statements.

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Related Parties

Related parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operational decisions. Companies are also considered to be related parties if they are subject to common control or common significant influence. During the three months ended March 31, 2022 and 2021, the Company incurred expenses of gross salaries in relation to the owner at the time, and to his immediate family for $106 thousand and $106 thousand, respectively. Additionally, the premises rented by the Company are owned by the owner of the Company at the time, and hence considered a related party transaction. The total charges for rent during three months ended March 31, 2022 and 2021, were $32 thousand and $35 thousand, respectively. Additionally, during the three months ended March 31, 2022 and 2021, the Company matched contributions to its retirement plan for its related parties, see Note 8 – Employee Benefit Plan. From time to time, the Company pays various fees such as property taxes and insurance on behalf of the owner at the time, and his immediate family. As of March 31, 2022 and December 31, 2021, receivables from related parties were $95 thousand and $90 thousand, respectively.

Advertising

The Company expenses advertising costs as they are incurred. Advertising expense was less than $1 thousand for the three months ended March 31, 2022 and 2021, respectively.

NOTE 2 – UNBILLED REVENUE AND OTHER CURRENT ASSETS

Unbilled revenue and other current assets as of March 31, 2022 and December 31, 2021 consist of the following:

	Amounts in Thousands ('000)
	March 31, 2022	December 31, 2021

Unbilled revenue	$594	$1,122
Other current assets	23	54
Unbilled revenue and other current assets	$617	$1,176

NOTE 3 – PROPERTY AND EQUIPMENT

Property and equipment as of March 31, 2022 and December 31, 2021 consist of the following:

	Amounts in Thousands ('000)
	March 31, 2022	December 31, 2021

Furniture, fixtures & equipment	$189	$189
Leasehold improvements	249	249
Total cost	438	438
Less: accumulated depreciation	(245)	(242)
Property and equipment, net	$193	$196

Depreciation expense for the three months ended March 31, 2022 and 2021 was $4 thousand and $4 thousand, respectively, included in General and administrative in the accompanying Statements of Operations.

NOTE 4 – ACCOUNTS PAYABLE AND OTHER ACCRUED EXPENSES

Accounts Payable and Other Accrued Expenses as of March 31, 2022 and December 31, 2021 consist of the following:

	Amounts in Thousands ('000)
	March 31, 2022	December 31, 2021

Accounts payable	$1,000	$2,127
Accrued cost of revenue	278	575
Other accrued expenses	(2)	97
Accounts payable and other accrued expenses	$1,276	$2,799

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NOTE 5 – LINE OF CREDIT

The Company maintains a secured revolving line of credit of up to $1,000 thousand bearing a variable interest indexed to the lending bank’s prime rate plus 50 basis points, with a minimum of 4%, callable upon demand. During the three months ended March 31, 2022, the Company borrowed $100 thousand, and repaid $75 thousand in principal. During the three months ended March 31, 2021, the Company borrowed $300 thousand, and repaid $59 thousand in principal. As of March 31, 2022 and December 31, 2021, there was $285 thousand and $260 thousand outstanding, respectively. The interest rate as of March 31, 2022 and December 31, 2021, was 4.00%.

NOTE 6 – REVENUE

Revenue by major service lines for the three months ended March 31, 2022 and 2021 are as follows:

	Amounts in Thousands ('000)
	For the three months ended,
	2022	2021

Proactive services	$3,934	$5,938
Premium services	1,041	1,140
Revenue	$4,975	$7,078

NOTE 7 – INCOME TAXES

The Company has elected to be taxed as an S-Corporation under the provisions of the Internal Revenue Code and comparable state income tax law. As a result, the Company is not subject to Federal income taxes in the three months ended March 31, 2022 and 2021. Consequently, the members are liable for individual Federal and State income taxes on their proportionate shares of the Company’s taxable income.

Accounting for Income Taxes, prescribes guidance regarding the minimum recognition threshold an income tax position is required to meet before being recognized in the financial statements and applies to all income tax positions. Each income tax position is assessed using a two-step process. A determination is first made as to whether it is more-likely-than-not that the income tax position will be sustained, based upon technical merits, upon examination by the taxing authorities. If the income tax position is expected to meet the more-likely-than-not criteria, the benefit recorded in the financial statements equals the largest amount that is greater than 50% likely to be realized upon its ultimate settlement. The Company records income tax related interest and penalties as a component of the provision for income tax expense.

The Company operates in the state of Connecticut and is required to pay 6.99% income tax on net income. The tax provision for the three months ended March 31, 2022 and 2021, was $16 thousand and $39 thousand, respectively.

NOTE 8 – EMPLOYEE BENEFIT PLANS

The Company sponsors a 401(k) plan for eligible employees. The Company matches 100% of the first 3% of eligible compensation that is deferred by employees and 50% of the next 2% the employees defer. Employees are fully vested in matching contributions. During the three months ended March 31, 2022 and 2021, the Company matched contributions totaling $14 thousand and $11 thousand, respectively, of which $4 thousand and $5 thousand were to related parties. The Company also reserves the right to provide a discretionary bonus by contribution through its 401(k) plan. The vesting on the discretionary bonus is on a graded scale over a period of 6 years. The Company did not make a discretionary contribution during the three months ended March 31, 2022 and 2021.

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NOTE 9 – CONCENTRATION RISK

During the three months ended March 31, 2022, one customer accounted for 17% of total sales. During the three months ended March 31, 2021, one customer accounted for 17% of total sales.

During the three months ended March 31, 2022 and 2021, one vendor accounted for 99% and 98% of transportation costs respectively.

As of March 31, 2022, one customer accounted for 66% of total accounts receivable. As of December 31, 2021, one customer accounted for 10% of total accounts receivable and one customer accounted for 16% of total accounts receivable.

NOTE 10 – SUBSEQUENT EVENTS

The Company evaluated events occurring after March 31, 2022, and through the date the financial statements were issued, June 23, 2022, and identified no events or transactions that require disclosure in these financial statements

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